Exhibit 99.1

News Release

INVESTORS/ANALYSTS:	MEDIA:
Patrick Cronin	Teri Llach
(925) 226-9973	(925) 226-9028
investor.relations@bhnetwork.com	Teri.llach@bhnetwork.com

Blackhawk Announces First Quarter 2014 Financial Results

Adjusted Operating Revenues Rise 29%; Adjusted Net Income Increases 31%

Pleasanton, California, April 23, 2014 — Blackhawk Network Holdings, Inc. (NASDAQ: HAWK / HAWKB) today announced financial results for the first quarter ended March 22, 2014.

CEO Bill Tauscher commented, “We started 2014 with solid growth in revenues and earnings. Each of our key adjusted financial metrics grew at least 25% driven by strong sales of open loop gift cards in the U.S., robust increases in international load value, and the addition of InteliSpend, the incentives and rewards business we acquired in late 2013. Worldwide load value grew 36%, or 23% excluding acquisitions, and international accounted for 24% of worldwide load value during the first quarter.”

On February 19, 2014, Safeway announced its intention to distribute the remaining 37.8 million shares of Blackhawk Class B common stock it owned (71.9% of the 52.6 million total outstanding Blackhawk shares) to Safeway stockholders. The Spin-Off was completed on April 14, 2014.

On March 28, 2014, the Company closed a credit agreement with a group of banks. The credit agreement includes a $175 million 4-year term loan, with an option to increase such loan to $225 million, and a revolving credit facility of up to $200 million with up to an additional $100 million available during the year-end holiday period for specific settlement related requirements. The revolving credit facility includes $100 million for the issuance of letters of credit to replace certain guarantees provided by Safeway that were terminated as a result of the Spin-Off.

GAAP financial results for the first quarter of 2014 compared to the first quarter of 2013

•	Operating revenues totaled $233.1 million, an increase of 26% from $185.1 million for the quarter ended March 23, 2013. This increase was due primarily to a 23% increase in commissions and fees driven by increases in world-wide closed loop gift card sales, a 46% increase in program, interchange, marketing and other fees due to strong open loop gift card sales in the U.S. and the acquisition of InteliSpend in late 2013, and a 19% increase in product sales.

•	A net loss of $2.8 million compared to net income of $0.3 million for the quarter ended March 23, 2013 was mainly due to an increase of $4.3 million before-tax ($2.6 million after-tax) in intangible asset amortization expense related to the InteliSpend and Retailo acquisitions.

•	Net loss per diluted share was $0.06 compared to earnings per diluted share of $0.01 for the quarter ended March 23, 2013. Diluted shares outstanding increased 2% to 52.1 million.

Non-GAAP financial results for the first quarter of 2014 compared to the first quarter of 2013 (see Table 2 for Reconciliation of Non-GAAP Measures)

•	Adjusted operating revenues totaled $114.5 million, an increase of 29% from $89.1 million for the quarter ended March 23, 2013.

•	Adjusted EBITDA totaled $10.0 million, an increase of 36% from $7.4 million for the quarter ended March 23, 2013.

•	Adjusted net income totaled $2.6 million, an increase of 31% from $2.0 million for the quarter ended March 23, 2013.

•	Adjusted diluted EPS was $0.05, an increase of 25% from $0.04 for the quarter ended March 23, 2013.

Conference Call

The Company will provide additional details on Q1 2014 performance and its outlook for Q2 2014 during a conference call scheduled for Wednesday, April 23, 2014 at 2:00 p.m. PDT / 5:00 p.m. EDT. Joining the call will be Blackhawk’s CEO, William Tauscher; President, Talbott Roche; and Chief Financial & Administrative Officer, Jerry Ulrich. Participants may listen to a real time audio webcast of the call by visiting the Company’s investor relations website located at http://ir.blackhawknetwork.com. Following the call, an archived webcast will be available on the Company’s investor relations website, or the replay can be accessed by dialing (888) 286-8010 and entering the participant passcode 38748675. The replay will be available until Wednesday, April 30, 2014.

About Blackhawk Network

Blackhawk Network Holdings, Inc. is a prepaid payment network which supports the physical and digital distribution of a variety of prepaid products. Blackhawk Network utilizes proprietary technology to provide consumers a wide selection of gift cards, prepaid telecom handsets, airtime cards and general purpose reloadable cards across a global network totaling over 180,000 stores. Through Blackhawk’s digital platform, the Company supports prepaid products and offers across a growing network of digital distribution partners including leading etailers, financial service providers, social apps, mobile wallets and other integrated physical-to-digital channels. Founded in 2001, Blackhawk Network is headquartered in Pleasanton, California, and offers products and services in the United States and 21 other countries. For more information, please visit www.blackhawknetwork.com and www.giftcardmall.com.

Use of Non-GAAP Financial Measures

Blackhawk regards the non-GAAP financial measures provided in this press release as useful measures of the operational and financial performance of its business. Reconciliations of non-GAAP financial measures to Blackhawk’s financial results as determined in accordance with GAAP are included at the end of this press release following the accompanying financial data. The use of non-GAAP financial measures has certain limitations as they do not reflect all items of income, expense, or cash flows that affect Blackhawk’s financial performance under GAAP. These non-GAAP financial measures should be considered in addition to, not as a substitute for or in isolation from, measures prepared in accordance with GAAP. In addition, these non-GAAP measures may differ from the non-GAAP information used by other companies, including peer companies, and therefore comparability may be limited. Blackhawk encourages investors and others to review Blackhawk’s financial information in its entirety and not rely on any single financial measure.

Forward Looking Statements

This press release may contain certain forward-looking statements within the meaning of Section 27A of the Securities Act of 1933 and Section 21E of the Securities Exchange Act of 1934. Forward-looking statements are indicated by words or phrases such as “guidance,” “believes,” “expects,” “anticipates,” “estimates,” “plans,” “continuing,” “ongoing,” and similar words or phrases and the negative of such words and phrases. Forward-looking statements are based on our current plans and expectations and involve risks and uncertainties which are, in many instances, beyond our control, and which could cause actual results to differ materially from those included in or contemplated or implied by the forward-looking statements. Such risks and uncertainties include the following: our ability to grow adjusted operating revenues and adjusted net income as anticipated, our ability to grow at historic rates or at all, the consequences should we lose one or more of our top distribution partners or fail to attract new distribution partners to our network or if the financial performance of our distribution partners’ businesses decline, our reliance on our content providers, the demand for their products and our exclusivity arrangements with them, our reliance on relationships with card issuing banks, the consequences to our future growth if our distribution partners fail to actively and effectively promote our products and services, the requirement that we comply with applicable laws and regulations, including increasingly stringent money-laundering rules and regulations, risks related to our ongoing relationship with Safeway and other risks and uncertainties described in our reports and filings with the Securities and Exchange Commission, including the risks and uncertainties set forth in Item 1A under the heading Risk Factors in our recent Annual Report on Form 10-K. We undertake no obligation to update forward-looking statements to reflect developments or information obtained after the date hereof and disclaim any obligation to do so other than as may be required by law.

BLACKHAWK NETWORK HOLDINGS, INC.

CONDENSED CONSOLIDATED STATEMENTS OF INCOME

(In thousands, except per share amounts)

(Unaudited)

	Twelve Weeks Ended
	March 22, 2014	March 23, 2013
OPERATING REVENUES:
Commissions and fees	$178,095	$144,475
Program, interchange, marketing and other fees	35,665	24,358
Product sales	19,355	16,217

Total operating revenues	233,115	185,050

OPERATING EXPENSES:
Distribution partner commissions	118,594	95,982
Processing and services	41,625	32,136
Sales and marketing	38,791	28,325
Costs of products sold	19,304	15,850
General and administrative	14,603	11,780
Business acquisition expense and amortization of acquisition intangibles	4,411	677

Total operating expenses	237,328	184,750

OPERATING INCOME (LOSS)	(4,213)	300

OTHER INCOME (EXPENSE):
Interest income and other income (expense), net	(409)	277
Interest expense	(45)	—

INCOME (LOSS) BEFORE INCOME TAX EXPENSE	(4,667)	577

INCOME TAX EXPENSE (BENEFIT)	(1,783)	318

NET INCOME (LOSS) BEFORE ALLOCATION TO NON-CONTROLLING INTEREST	(2,884)	259
Add: Net loss attributable to non-controlling interests (net of tax)	43	87

NET INCOME (LOSS) ATTRIBUTABLE TO BLACKHAWK NETWORK HOLDINGS, INC.	$(2,841)	$346

EARNINGS PER SHARE:
Basic	$(0.06)	$0.01
Diluted	$(0.06)	$0.01

Weighted average shares outstanding - basic	52,095	50,011
Weighted average shares outstanding - diluted	52,095	50,920

BLACKHAWK NETWORK HOLDINGS, INC.

CONDENSED CONSOLIDATED BALANCE SHEETS

(In thousands)

(Unaudited)

	March 22, 2014	December 28, 2013
ASSETS
Current assets:
Cash and cash equivalents	$134,831	$550,380
Settlement receivables, net	184,395	813,448
Accounts receivable, net	117,614	126,369
Deferred income taxes	20,145	20,145
Prepaid expenses and other current assets	64,945	67,474

Total current assets	521,930	1,577,816

Property, equipment and technology, net	82,156	79,663
Intangible assets, net	93,351	98,689
Goodwill	133,633	133,521
Deferred income taxes	727	727
Other assets	82,194	90,678

TOTAL ASSETS	$913,991	$1,981,094

LIABILITIES AND STOCKHOLDERS’ EQUITY
Current liabilities:
Settlement payables	$370,757	$1,484,047
Consumer and customer deposits	55,093	54,915
Accounts payable and accrued operating expenses	76,577	99,499
Other current liabilities	36,595	81,270
Note payable to Safeway	113,000	—

Total current liabilities	652,022	1,719,731

Deferred income taxes	24,501	24,488
Other liabilities	7,549	8,711

Total liabilities	684,072	1,752,930

Commitments and contingencies

Stockholders’ equity:
Class A common stock	12	12
Class B common stock	41	41
Additional paid-in capital	112,546	107,139
Treasury stock	(305)	(126)
Accumulated other comprehensive loss	(3,397)	(2,873)
Retained earnings	114,067	116,975

Total Blackhawk Network Holdings, Inc. equity	222,964	221,168
Non-controlling interest	6,955	6,996

Total stockholders’ equity	229,919	228,164

TOTAL LIABILITIES AND STOCKHOLDERS’ EQUITY	$913,991	$1,981,094

BLACKHAWK NETWORK HOLDINGS, INC.

CONDENSED CONSOLIDATED STATEMENTS OF CASH FLOWS

(In thousands)

(Unaudited)

	Twelve Weeks Ended
	March 22, 2014	March 23, 2013
OPERATING ACTIVITIES:
Net income (loss) before allocation to non-controlling interest	$(2,884)	$259
Adjustments to reconcile net income (loss) to net cash used in operating activities:
Depreciation and amortization	10,918	4,727
Program development cost amortization	5,657	4,178
Provision for doubtful accounts and sales adjustments	432	676
Employee stock-based compensation expense	2,670	1,634
Distribution partner mark-to-market expense	622	117
Change in fair value of contingent consideration	—	578
Excess tax benefit from stock-based awards	(779)	—
Other	524	1
Changes in operating assets and liabilities:
Settlement receivables	625,608	358,801
Settlement payables	(1,109,862)	(903,987)
Accounts receivable, current and long-term	15,134	20,637
Prepaid expenses and other current assets	5,446	10,145
Other assets	(4,978)	(1,246)
Consumer and customer deposits	178	467
Accounts payable and accrued operating expenses	(22,249)	(16,456)
Other current and long-term liabilities	(24,048)	(20,034)
Income taxes, net	(21,475)	(2,302)

Net cash used in operating activities	(519,086)	(541,805)

INVESTING ACTIVITIES:
Change in overnight cash advances to Safeway	—	454,845
Expenditures for property, equipment and technology	(8,538)	(6,092)
Payment for working capital adjustment of business acquisitions, net	(1,341)	—

Net cash provided by (used in) investing activities	(9,879)	448,753

FINANCING ACTIVITIES:
Borrowing under note payable to Safeway	113,000	—
Dividends paid	(67)	(83)
Payment of acquisition liability	—	(1,394)
Payments for initial public offering costs	—	(298)
Proceeds from exercise of stock options	1,566	—
Payments for surrendered stock-based awards for taxes	(374)	(290)
Excess tax benefit from stock-based awards	779	—
Repurchase of redeemable common stock	—	(253)

Net cash provided by (used in) financing activities	114,904	(2,318)

EFFECT OF EXCHANGE RATE CHANGES ON CASH AND CASH EQUIVALENTS	(1,488)	(2,268)

DECREASE IN CASH AND CASH EQUIVALENTS	(415,549)	(97,638)

CASH AND CASH EQUIVALENTS - Beginning of year	550,380	172,665

CASH AND CASH EQUIVALENTS - End of period	$134,831	$75,027

BLACKHAWK NETWORK HOLDINGS, INC.

SUPPLEMENTAL INFORMATION

(In thousands except percentages and average transaction value)

(Unaudited)

TABLE 1: OTHER OPERATIONAL DATA

	Twelve Weeks Ended
	March 22, 2014	March 23, 2013

Load value	$2,187,704	$1,609,841
Commissions and fees as a % of load value	8.1%	9.0%
Distribution partner commissions paid as a % of commissions and fees	66.6%	66.4%
Number of load transactions	44,638	36,806
Average load transaction value	$49.01	$43.74

TABLE 2: RECONCILIATION OF NON-GAAP MEASURES

	Twelve Weeks Ended
	March 22, 2014	March 23, 2013
Adjusted operating revenues:
Total operating revenues	$233,115	$185,050
Distribution partner commissions	(118,594)	(95,982)

Adjusted operating revenues	$114,521	$89,068

Adjusted EBITDA:
Net income (loss) before allocation to non-controlling interest	$(2,884)	$259
Interest income and other income (expense), net	409	(277)
Interest expense	45	—
Income tax expense (benefit)	(1,783)	318
Depreciation and amortization	10,918	4,727

EBITDA	6,705	5,027
Adjustments to EBITDA:
Employee stock-based compensation	2,670	1,634
Distribution partner mark-to-market expense	622	117
Change in fair value of contingent consideration	—	578

Adjusted EBITDA	$9,997	$7,356

Adjusted EBITDA margin:
Total operating revenues	$233,115	$185,050
Operating income (loss)	$(4,213)	$300
Operating margin	-1.8%	0.2%
Adjusted operating revenues	$114,521	$89,068
Adjusted EBITDA	$9,997	$7,356
Adjusted EBITDA margin	8.7%	8.3%

Adjusted net income:
Income (loss) before income tax expense	$(4,667)	$577
Employee stock-based compensation	2,670	1,634
Distribution partner mark-to-market expense	622	117
Change in fair value of contingent consideration	—	578
Amortization of intangibles	5,532	181

Adjusted income before income tax expense	4,157	3,087

Income tax expense (benefit)	(1,783)	318
Tax expense on adjustments	3,419	895

Adjusted income tax expense	1,636	1,213

Adjusted net income before allocation to non-controlling interest	2,521	1,874
Add: Net loss attributable to non-controlling interests (net of tax)	43	87

Adjusted net income attributable to Blackhawk Network Holdings, Inc.	$2,564	$1,961

TABLE 2: RECONCILIATION OF NON-GAAP MEASURES (continued)

	Twelve Weeks Ended
	March 22, 2014	March 23, 2013

Adjusted EPS:
Net income (loss) attributable to Blackhawk Network Holdings, Inc.	$(2,841)	$346
Income allocated to participating securities	(38)	(56)

Net income (loss) attributable to common shareholders	$(2,879)	$290

Diluted weighted-average shares outstanding	52,095	50,920
Diluted earnings per share	$(0.06)	$0.01

Adjusted net income attributable to Blackhawk Network Holdings, Inc.	$2,564	$1,961
Adjusted income allocated to participating securities	(49)	(96)

Adjusted net income attributable to common shareholders	$2,515	$1,865

Diluted weighted-average shares outstanding	52,095	50,920
Increase in common stock equivalents	1,597	—

Adjusted diluted weighted average shares outstanding	53,692	50,920
Adjusted diluted earnings per share	$0.05	$0.04

TABLE 3: RECONCILIATION OF GAAP CASH FLOW TO FREE CASH FLOW

A significant portion of gift card sales occurs in late December of each year as a result of the holiday selling season. The timing of December holiday sales, cash inflows from our distribution partners and cash outflows to our content providers results in significant but temporary increases in our Cash, cash equivalents and restricted cash, Overnight cash advances to Parent, Settlement receivables and Settlement payables balances at the end of each fiscal year relative to normal daily balances. As a result, the year over year comparison of cash generated by operating activities and total changes in cash can vary significantly. In light of this effect on interim periods, set forth below is a calculation of “free cash flow” which we calculate as the net cash flow from operating activities adjusted to exclude the impact from changes in Settlement payables and Settlement receivables, less expenditures for property, equipment and technology. Cash from the sale of prepaid products is held for a short period of time and then remitted, less our commissions, to our content providers, and is significantly impacted by the portion of gift card sales that occur in late December. Because this cash flow is temporary and highly seasonal, it is not available for other uses, and it is therefore excluded from our calculation of free cash flow. Free cash flow provides information regarding the cash that our business generates in interim periods without the fluctuations resulting from the timing of cash inflows and outflows from gift card sales in late December, which we believe is useful to understanding our business.

	Twelve Weeks Ended
	March 22, 2014	March 23, 2013
Net cash flow used in operating activities, as reported	$(519,086)	$(541,805)
Decrease in settlement payables, net of settlement receivables	484,254	545,186

Net cash provided by (used in) operating activities, as adjusted	(34,832)	3,381
Expenditures for property, equipment and technology	(8,538)	(6,092)

Free cash flow	$(43,370)	$(2,711)